REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of May 12, 1999, by and among Professional Detailing, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and each of the parties listed on Schedule I to this Agreement (individually, a "Stockholder" and collectively, the "Stockholders").

                                  INTRODUCTION

      The Company and TVG, Inc., a corporation organized under the laws of the State of Delaware ("TVG"), have entered into an Agreement and Plan of Merger, dated as of May 12, 1999 (the "Merger Agreement"), pursuant to which, upon and subject to the occurrence of the Closing thereunder, a subsidiary of the Company shall merge with and into TVG (the "Merger") and as consideration therefor, the Company will issue to the Stockholders shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company. The Stockholders wish to have, and the Company is willing to grant to them, certain rights with respect to the registration of such shares of Common Stock.

      In consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders agree as follows:

      1. Certain Definitions. As used in this Section 1 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Registrable Shares" means (a) the number of shares of Common Stock issued to the Stockholders pursuant to the Merger Agreement set forth opposite such Stockholder's name on Schedule I hereto, and (b) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or upon any sale in any manner to a person or entity which, by virtue of
Section 9 of this Agreement, is not entitled to the rights provided in this Agreement.

            "Registration Expenses" means the expenses described in Section 5.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Rightsholders" means the Stockholders and any other person or entity who becomes a Rightsholder under this Agreement pursuant to Section 9.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      Other terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Merger Agreement.

      2. Resale Registration Statement.

            (a) Subject to the provisions of paragraph (b) below, on or prior to the 270th day following the Closing Date, the Company shall file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings) (the "Resale Registration Statement") registering each Rightholder's Registrable Shares under the Securities Act and shall use its best efforts to cause the Resale Registration Statement to become effective promptly following the filing thereof and to remain effective until the first anniversary of the effective date thereof; provided, however, that (i) the Company shall not be obligated to cause the Resale Registration Statement to become effective until a date promptly following the date on which the Company files with the Commission its Annual Report on Form 10-K for the period ending December 31, 1999, and (ii) each Company Affiliate agrees not to sell any Registrable Shares pursuant to the Resale Registration Statement until after such time as the Company has published (within the meaning of Accounting Series Release No. 130, as amended, of the Commission) financial results covering at least 30 days of combined operations of the Company and TVG (the "Release Date").

            (b) Anything contained herein to the contrary notwithstanding, with respect to the registration required pursuant to this Section 2, the Company may include in such registration any issued and outstanding shares of Common Stock held by others; provided, however, that the inclusion of such issued and outstanding shares of Common Stock by others in such registration shall not prevent the Rightsholders from registering the entire number of Registrable Shares held by them.

      3. Incidental Registration Rights.

            (a) From and after the date hereof, whenever the Company proposes to file a Registration Statement at any time and from time to time relating to an offering in which the Company proposes to sell shares of Common Stock for its own account, it will, prior to such


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

filing, give at least 20 days' written notice to all Rightsholders of its intention to do so (subject to the limitations set forth in paragraph (c) below) and, upon the written request of a Rightsholder or Rightsholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Rightsholder or Rightsholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rightsholder or Rightsholders; provided, that (i) the Company shall have the fight to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Rightsholder, and (ii) no Company Affiliate may sell any Registrable Shares pursuant to any such registration until after the Release Date.

            (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriter(s) of such offering. If in the opinion of the managing underwriter(s) of such offering the registration of all, or part of, the shares of Common Stock (the "Incidental Shares") which the Rightsholders have requested to be included pursuant to this
Section 3 and/or which other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of such shares, if any, which the managing underwriter(s) believe(s) may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Rightsholders have requested to be included, then the number of Registrable Shares shall be reduced as follows: (i) first, the Company shall be entitled to include all shares that it desires to be registered, (ii) next, John P. Dugan and Charles T. Saldarini shall be entitled to include up to 500,000 shares in the aggregate (including any prior underwritten offering) that they desire to register, (iii) next, the Rightsholders who have requested registration shall be entitled to include 100,000 shares in the aggregate and shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares, and (iv) finally, the Rightsholders who have requested registration of shares in excess of those covered by subsection (iii) above and other holders of shares of Common Stock or other securities of the Company entitled to include shares of Common Stock in such registration on parity with the Rightsholders shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares; provided, however, that nothing herein shall prohibit the Company from granting incidental registration rights to third parties with respect to up to 100,000 shares of Common Stock in connection with each and any acquisition transaction consummated by the Company which shall be senior to the rights granted by this subsection (iv) but subordinate to the rights granted by subsection (iii) above.

            (c) The Company shall provide five (5) days' advance notice to Rightsholders in connection with any offering under this Section 3 in which the Company has


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

been informed that in the opinion of the managing underwriter(s) the inclusion of any Incidental Shares in such offering would materially and adversely affect the offering.

      4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

            (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective for the period specified in paragraph
(b) below (subject, in the case of the Resale Registration Statement, to the limitations set forth in Section 2(a) above);

            (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period ending on the earlier of (i) the first Anniversary of the effective date, and (ii) the date on which all Registrable Shares registered under such Registration Statement have been sold; provided, however, that the Company may by written notice require that each Rightsholder (a "Selling Holder") who is selling shares pursuant to such registration immediately cease sales of shares pursuant to such Registration Statement (a "Black Out Requirement") at any time that (A) the Company becomes engaged in a business activity or negotiation which is not disclosed in the Registration Statement (or the prospectus included therein) which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, the disclosure of which at such time the Company believes could have an adverse effect on the Company or its business or prospects or on the successful completion of such business activity or negotiation or on the market price of the Company's stock,
(B) the Company believes that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or the market price of the Company's stock, or (C) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act. The Company shall not be required to disclose to the Selling Holder(s) the reasons for requiring a suspension of sales hereunder, and the Selling Holder(s) shall not disclose to any third party (other than financial advisors or other experts consulted by such Selling Holder(s) with respect to any such sales of shares) the existence of any such suspension;

            (c) as expeditiously as possible furnish to each Selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Selling Holder; and

            (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Holders shall reasonably request, and do any and all other acts and things that may reasonably be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Holders; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      If the Company has delivered preliminary or final prospectuses to the Selling Holders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Shares and return all undistributed prospectuses to the Company. The Company shall promptly provide the Selling Holders with revised prospectuses and, following receipt of the revised prospectuses, the Selling Holders shall be free to resume making offers of the Registrable Shares.

      5. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including without limitation all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, the expense of any special audits incident to or required by any such registration and disbursements of one counsel for all holders of registration rights participating in the registration (with such counsel being selected by the participating holders of registration rights), but excluding underwriting discounts and selling commissions.

      6. Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon arty untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to


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

the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

      In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Rightsholders hereunder shall be limited to an amount equal to the proceeds to each Rightsholder of Registrable Shares sold as contemplated herein.

      Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.


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

      7. Information by Holder. Each Rightsholder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      8. Effectiveness. This Agreement shall become effective upon the occurrence of the Closing under the Merger Agreement. If the Merger Agreement shall be terminated without the occurrence of such a Closing, this Agreement (and all of the rights and obligations of the parties hereunder) shall terminate simultaneously.

      9. Transfers of Certain Rights; Additional Rightsholders.

            (a) General. The rights granted to each Rightsholder pursuant to the terms of this Agreement may be transferred by such Rightsholder to another Rightsholder, to any affiliate of such Rightsholder, or to any member of the immediate family of such Rightsholder, or any trust established for the benefit of any of the foregoing; provided, however, that in the case of any transfer referred to in this paragraph (a), the Company is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

            (b) Transferees. Any transferee to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Rightsholders under this Agreement to the same extent as if such transferee were a party hereto.

            (c) Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 9 may not again transfer such rights to any other person or entity, other than as provided in (a) and (b) above.

      10. Transfers Pursuant to Rule 144 or Resale Registration Statement. Upon a Rightsholder's compliance with the applicable provisions of Rule 144 under the Securities Act or prospectus delivery requirements under the Securities Act, as the case may be, the Company will take such action as may be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Shares properly requested by such Rightsholder, in accordance with the terms and conditions of Rule 144 or any sale under the Resale Registration Statement.

      11. No Assignment. Except as provided in Section 9 hereof, the rights granted pursuant to this Agreement may not be transferred or assigned by any Rightsholder.

      12. Amendments. The provisions of this Agreement may be modified or amended at any time and from time to time only by an agreement or consent in writing executed by the Company and the holders of a majority of the Registrable Shares then outstanding; provided,


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

however, that the registration rights granted under this Agreement may be amended only in a manner which affects all Registrable Shares in the same fashion.

      13. Termination. All of the Company's obligations shall terminate on the earlier of the fourth anniversary of the Closing Date or the sale of eighty (80%) percent of the Registrable Shares, in the aggregate.

      14. Notices. All notices, requests, consents and other communications required to be given pursuant to this Agreement shall be in writing and shall be given by personal delivery or by certified or registered mail, postage prepaid, return receipt requested. Notices shall be deemed effective when personally delivered or three days after being so mailed, as the case may be, to the parties at the following respective addresses or at such other address of which either party shall notify the other in accordance with this Section 14:

            The Company:      Professional Detailing, Inc.
                              10 Mountainview Road
                              Upper Saddle River, NJ 07458
                              Attention: Chief Financial Officer

            With copies to:   Morse, Zelnick, Rose & Lander, LLP
                              450 Park Avenue
                              New York, NY 10022-2605
                              Attention: Kenneth S. Rose, Esq.

            Any Rightsholder: To the address set forth below
                              such Rightsholder's name on
                              Schedule I hereto

            With a copy to:   Morgan, Lewis & Bockius LLP
                              1701 Market Street
                              Philadelphia, PA 19103-2921
                              Attn:  Guy W. Winters, Jr., Esq.

      15. Entire Agreement; Governing Law. This Agreement, together with the Merger Agreement, embodies the entire agreement and understanding between the parties, and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to conflict of laws provisions.

      16. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

      17. Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part hereof.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          PROFESSIONAL DETAILING, INC.

                                          /s/ Charles T. Saldarini
                                          --------------------------------------
                                          Name:  Charles T. Saldarini
                                          Title: Chief Executive Officer


                                          STOCKHOLDERS

                                          /s/ Frank Smith
                                          --------------------------------------
                                          Frank Smith

                                          /s/ Marc Julius
                                          --------------------------------------
                                          Marc Julius

                                          /s/ Gail Keppler
                                          --------------------------------------
                                          Gail Keppler

                                          /s/ Gary Silverman
                                          --------------------------------------
                                          Gary Silverman

                                          /s/ John McNichol
                                          --------------------------------------
                                          John McNichol

                                          /s/ Robin Putzrath
                                          --------------------------------------
                                          Robin Putzrath

                                          /s/ Mary Attig
                                          --------------------------------------
                                          Mary Attig

                                          /s/ Bill Wrubel
                                          --------------------------------------
                                          Bill Wrubel

                                          /s/ Eric Rodes
                                          --------------------------------------
                                          Eric Rodes

                                          /s/ H. Dennis Zanella
                                          --------------------------------------
                                          H. Dennis Zanella


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